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                        ALLSTATE LIFE INSURANCE COMPANY
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                       Supplement, dated August 3, 2009,
                              to the Prospectus:
              Morgan Stanley Variable Annuity, Dated May 1, 2003

This supplement amends certain disclosure contained in the above-referenced prospectuses for certain variable annuity contracts issued by Allstate Life Insurance Company.

In the section entitled "Income Payments", the sub-section entitled "Payout Start Date" is replaced with the following:

   PAYOUT START DATE

   The Payout Start Date is the day that money is applied to an Income Plan. The Payout Start Date must be:

      .   at least 30 days after the Issue Date;

      .   the first day of a calendar month; and

      . no later than the first day of the calendar month after the Annuitant's 99TH birthday, or the 10th Contract Anniversary, if later.

   You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date in your Contract.

In the section entitled "Income Payments", in the sub-section entitled "Income Plans," at the end of the first paragraph the following sentence is added:

   Certain Income Plans may not be available depending on the age of the Annuitant.

If you have any questions, please contact your financial representative or the Annuity Service Center at 1-800-457-7617.

      Please keep this supplement for future reference together with your prospectuses.